SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 29, 1999



                       United International Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                        0-21974                       84-1116217
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                  Identification #)
incorporation)



             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.
-----------------------

     On June 23 and 27, 1999, United International Holdings, Inc. (d/b/a UnitedGlobalCom) issued press releases announcing an unregistered offering of its Series C Convertible Preferred Stock. The press releases, copies of which are included as exhibits hereto, were issued pursuant to Rule 135c under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c)      Exhibits

         99.1 Press Release dated June 23, 1999.

         99.2 Press Release dated June 27, 1999.



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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNITED INTERNATIONAL HOLDINGS, INC.
                                            (d/b/a/ UnitedGlobalCom)



DATE: June 29, 1999                         By: /S/ Valerie L. Cover
                                               ---------------------------------
                                                Valerie L. Cover, Controller



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